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                                                                  EXHIBIT 2(c)
                                                                  Execution Copy


                            STOCK OPTION AGREEMENT
                            ----------------------

     THIS STOCK OPTION AGREEMENT ("Option Agreement"), dated as of January 5, 1996, is by and between The Safety Fund Corporation ("Safety Fund"), a Massachusetts corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("BHC Act"), and CFX Corporation ("CFX"), a New Hampshire corporation registered as a bank holding company under the BHC Act.

                                   WITNESSETH
                                   ----------

     WHEREAS, the Boards of Directors of Safety Fund and CFX have approved an Agreement and Plan of Merger ("Merger Agreement"), providing for certain transactions pursuant to which Safety Fund would be merged with and into CFX;

     WHEREAS, as a condition to CFX's entry into the Merger Agreement and to induce such entry, Safety Fund has agreed to grant to CFX the option set forth herein to purchase authorized but unissued shares of Safety Fund Common Stock;

     NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

     1. DEFINITIONS. Capitalized terms defined in the Merger Agreement and used herein shall have the same meanings as in the Merger Agreement.

     2. GRANT OF OPTION. Subject to the terms and conditions set forth herein, Safety Fund hereby grants to CFX an option ("Option") to purchase up to 332,000 shares of Safety Fund Common Stock, at a price of $20.00 per share payable in cash as provided in Section 4 hereof; provided, however, that in the event Safety Fund issues or agrees to issue any shares of Safety Fund Common Stock in breach of its obligations under the Merger Agreement at a price less than $20.00 per share (as adjusted pursuant to Section 6 hereof), the exercise price shall be equal to such lesser price. Notwithstanding anything else in this Agreement to the contrary, the number of shares of Safety Fund Common Stock subject to the Option shall be reduced to such lesser number, if any, as may from time to time be necessary, but only for so long as may be necessary, to cause CFX not to become an "interested stockholder" for purposes of Chapter 11OF of the General Laws of the Commonwealth of Massachusetts.

     3.  EXERCISE OF OPTION.

          (a) CFX may exercise the Option, in whole or part, at any time or from time to time if a Purchase Event (as defined below) shall have occurred and be continuing; provided that to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect upon the earliest to occur of (i) the Effective Time of the Merger or (ii) termination (other than a termination resulting from a willful breach by Safety Fund of any covenant contained therein) of the Merger Agreement in accordance with the provisions thereof prior to the

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occurrence of a Subsequent Purchase Event (as defined below) or (iii) six months after termination of the Merger Agreement if such termination follows the occurrence of a Subsequent Purchase Event or is due to a willful breach by Safety Fund of any covenant contained therein; and provided further that any such exercise shall be subject to compliance with applicable provisions of law. As used herein "Subsequent Purchase Event" shall mean a Purchase Event that occurs after the date hereof.

          (b) As used herein, a "Purchase Event" shall mean any of the following events or transactions:

               (1) any person (other than Safety Fund, any Safety Fund subsidiary, CFX, or any CFX affiliate) shall have commenced a bona fide tender or exchange offer to purchase shares of Safety Fund Common Stock such that upon consummation of such offer such person would own or control 10% or more of the outstanding shares of Safety Fund Common Stock;

               (2) any person (other than Safety Fund or any Safety Fund subsidiary), other than in connection with a transaction to which CFX has given its prior written consent, shall have filed an application or notice with any federal or state regulatory agency for clearance or approval, to (i) merge or consolidate, or enter into any similar transaction, with Safety Fund or any Safety Fund subsidiary, (ii) purchase, lease or otherwise acquire all or substantially all the assets of Safety Fund or any Safety Fund subsidiary, or
(iii) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Safety Fund or any Safety Fund subsidiary;

               (3) any person (other than Safety Fund, any Safety Fund subsidiary, subsidiaries of Safety Fund in a fiduciary capacity, CFX, affiliates of CFX, or subsidiaries of CFX in a fiduciary capacity) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Safety Fund Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act and the regulations promulgated thereunder);

               (4) any person (other than Safety Fund or any Safety Fund subsidiary) shall have made a bona fide proposal to Safety Fund by public announcement or written communication that is or becomes the subject of public disclosure to (i) acquire Safety Fund or any Safety Fund subsidiary by merger, consolidation, purchase of all or substantially all its assets or any other similar transaction, or (ii) make an offer described in clause (i) above; or

               (5) Safety Fund shall have willfully breached any covenant contained in the Merger Agreement, which breach would entitle CFX to terminate the Merger Agreement (without regard to the cure periods provided for therein) and such breach shall not have been cured prior to the Notice Date (as defined below).

          (c) If more than one of the transactions giving rise to a Purchase Event under Section 3(b) is undertaken or effected, then all such transactions shall give rise only to one Purchase Event, which Purchase Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned. As used in this Option Agreement, "person" shall have the meanings specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and shall also include persons (other than Safety Fund, any Safety Fund subsidiary, CFX, or any CFX

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affiliate), who have entered into an agreement, arrangement or understanding
(whether or not in writing), or who are acting in concert or with conscious parallel behavior, for the purpose of acquiring, holding, voting or disposing of any voting securities of Safety Fund (except pursuant solely to a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the regulations promulgated thereunder).

          (d) In the event CFX wishes to exercise the Option, it shall send to Safety Fund a written notice (the date of which being herein referred to as "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase ("Closing Date"); provided that, if prior notification to or approval of any federal or state regulatory agency is required in connection with such purchase, CFX shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

     4.  PAYMENT AND DELIVERY OF CERTIFICATES.

          (a) At the closing referred to in Section 3 hereof, CFX shall pay to Safety Fund the aggregate purchase price for the shares of Safety Fund Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Safety Fund.

          (b) At such closing, simultaneously with the delivery of cash as provided in subsection (a), Safety Fund shall deliver to CFX a certificate or certificates representing the number of shares of Safety Fund Common Stock purchased by CFX, and CFX shall deliver to Safety Fund a letter agreeing that CFX will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

          (c) Certificates for Safety Fund Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend which shall read substantially as follows:

     "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and The Safety Fund Corporation and to resale restrictions arising under the Securities Act of 1933, as amended, a copy of which agreement is on file at the principal office of The Safety Fund Corporation. A copy of such agreement will be provided to the holder hereof without charge upon receipt by The Safety Fund Corporation of a written request."

It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if CFX shall have delivered to Safety Fund a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance satisfactory to Safety Fund, to the effect that such legend is not required for purposes of the Securities Act.

     5. REPRESENTATIONS. Safety Fund hereby represents, warrants and covenants to CFX as follows:

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          (a)  Safety Fund shall at all times maintain sufficient authorized but unissued shares of Safety Fund Common Stock so that the option may be exercised without authorization of additional shares of Safety Fund Common Stock.

          (b) The shares to be issued upon due exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable.

     6. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in Safety Fund Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Safety Fund Common Stock are issued or otherwise become outstanding after the date of this Option Agreement (other than pursuant to this Option Agreement), the number of shares of Safety Fund Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.99%. of the number of shares of Safety Fund Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 6 shall be deemed to authorize Safety Fund to breach any provision of the Merger Agreement.

     7. REGISTRATION RIGHTS. Safety Fund shall, if requested by CFX, as expeditiously as possible following the occurrence of a Purchase Event and prior to the second anniversary thereof, file a registration statement on a form of general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of Safety Fund Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by CFX. CFX shall provide all information reasonably requested by Safety Fund for inclusion in any registration statement to be filed hereunder. Safety Fund will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 270 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The obligations of Safety Fund hereunder to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 60 days in the aggregate if the Board of Directors of Safety Fund shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of non-public information that would materially and adversely affect Safety Fund. The first registration effected under this Section 7 shall be at Safety Fund's expense except for underwriting commissions and the fees and disbursements of CFX's counsel attributable to the registration of such Safety Fund Common Stock. A second registration may be requested hereunder at CFX's expense. In no event shall Safety Fund be required to effect more than two registrations hereunder. The filing of any registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by Safety Fund of Safety Fund Common Stock. If requested by CFX, in connection with any such registration, Safety Fund will become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements. Upon receiving any request from CFX or assignee thereof under this Section 7, Safety Fund agrees to send a copy thereof to CFX and to any assignee thereof known to Safety Fund, in each case by promptly mailing the same, postage prepaid, to the address of record of

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the persons entitled to receive such copies.

     8.  REPURCHASE.

          (a) At the request of CFX at any time commencing upon the occurrence of a Repurchase Event (as defined in subsection (c) below) and ending nine months thereafter ("Repurchase Period"), Safety Fund shall repurchase the Option (whether or not previously terminated) from CFX together with any shares of Safety Fund Common Stock purchased by CFX pursuant thereto, at a price equal to the sum of:

               (1) the exercise price paid by CFX for any shares of Safety Fund Common Stock acquired pursuant to the Option;

               (2) the difference between the "market/tender offer" price for shares of Safety Fund Common Stock (defined as the higher of the highest price per share at which a tender or exchange offer has been made or the highest reported sale price for shares of Safety Fund Common Stock within that portion of the Repurchase Period preceding the date CFX gives notice of the required repurchase under this Section 8) and the exercise price as determined pursuant to Section 2 hereof multiplied by the number of shares of Safety Fund Common Stock with respect to which the Option has not been exercised, but only if the market/tender offer price is greater than such exercise price;

               (3) the difference between the market/tender offer price (as defined in Section 8(b) hereof) and the exercise price paid by CFX for any shares of Safety Fund Common Stock purchased pursuant to the exercise of the option, multiplied by the number of shares so purchased, but only if the market/tender offer price is greater than such exercise price; and

               (4) CFX's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement, including, without limitation, legal, accounting and investment banking fees.

          (b) In the event CFX exercises its rights under this Section 8, Safety Fund shall, within three business days thereafter, pay the required amount to CFX in immediately available funds and CFX shall surrender to Safety Fund the Option and the certificates evidencing the shares of Safety Fund Common Stock purchased thereunder and CFX shall warrant that it owns such shares and that the same are then free and clear of all liens and encumbrances; provided that, if prior notification to the Federal Reserve Board is required in connection with such purchase, Safety Fund shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

          (c)  A "Repurchase Event" shall mean any of the following:

               (1) any person (other than Safety Fund, any Safety Fund subsidiary, CFX, or any CFX affiliate) shall have acquired beneficial ownership of 51% or more of the outstanding shares of Safety Fund Common Stock; or

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               (2)  any person (other than CFX or any CFX affiliate) shall have entered into an agreement, arrangement or understanding (whether or not in writing) with Safety Fund or any Safety Fund subsidiary to (i) merge or consolidate, or enter into any similar transaction, with Safety Fund or any Safety Fund subsidiary, (ii) purchase, lease or otherwise acquire all or substantially all the assets of Safety Fund or any Safety Fund subsidiary, or
(iii) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 51% or more of the voting power of Safety Fund or any Safety Fund subsidiary.

     9. SEVERABILITY. If any term, provision, covenant or restriction contained in this Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire or Safety Fund to repurchase the full number of shares of Safety Fund Common Stock provided in Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of Safety Fund to allow the holder to acquire or to require Safety Fund to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

     10.  MISCELLANEOUS.

          (a) EXPENSES. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b) ENTIRE AGREEMENT. Except as otherwise expressly provided herein, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Notwithstanding anything to the contrary contained in this Agreement or the Merger Agreement, this Agreement shall be deemed to amend the Confidentiality Agreement so as to permit CFX to enter into this Agreement and exercise all its rights hereunder, including its right to acquire Safety Fund Common Stock upon exercise of the Option. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

          (c) ASSIGNMENT. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Purchase Event shall have occurred and be continuing CFX may assign in whole or in part its rights and obligations hereunder; provided, however, that until the date 30 days following the date on which the Federal Reserve Board approves an application by CFX under the BHC Act to acquire the shares of Safety Fund Common Stock subject to the Option, CFX may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which

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no one party acquires the right to purchase in excess of 2% of the voting shares of Safety Fund, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on CFX's behalf, or (iv) any other manner approved by the Federal Reserve Board. If at any time prior to the expiration of the Option, CFX shall desire to assign all or any part of the Option, other than in a manner described in clause (i), (ii), or (iii) above, it shall give Safety Fund written notice of the proposed transaction ("Offeror's Notice"), identifying the proposed transferee and setting forth the terms of the proposed transaction. An
Offeror's Notice shall be deemed an offer by CFX to Safety Fund, which may be accepted within two business days of the receipt of such Offeror's Notice, on the same terms and conditions and at the same price at which CFX is proposing to transfer the Option or portion thereof to a third party. Settlement shall be within five business days of the date of the acceptance of the offer and the purchase price shall be paid in immediately available funds. In the event of the failure or refusal of Safety Fund to purchase all of the portion of the Option covered by the Offeror's Notice, CFX may, within 60 days from the date of the Offeror's Notice, sell all, but not less than all, of such portion of the Option to such third party at no less than the price specified and on terms no more favorable than those set forth in the Offeror's Notice.

          (d) NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by overnight express or by registered or certified mail, postage prepaid, addressed as provided in the Merger Agreement. A party may change its address for notice purposes by written notice to the other party hereto.

          (e) COUNTERPARTS. This Option Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (f) SPECIFIC PERFORMANCE. The parties agree that damages would be an inadequate remedy for a breach of the provisions of this option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

          (g) GOVERNING LAW. This option Agreement shall be governed by and construed in accordance with the laws of Massachusetts applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Option
Agreement as of the day and year first written above.

                              CFX CORPORATION


     [SEAL)                   By:/s/ Peter J. Baxter
                                 -----------------------------------
                                 Peter J. Baxter,
                                 President and CEO

                              THE SAFETY FUND CORPORATION


     [SEAL]                   By:/s/ Christopher W. Bramley
                                 -----------------------------------
                                 Christopher W. Bramley,
                                 President and CEO


     [SEAL]                   By:/s/ Martin F. Connors, Jr.
                                 --------------------------
                                 Martin F. Connors, Jr.,
                                 Treasurer

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